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                                                                       EXHIBIT 4

No.


                     Certificate for _____________ Warrants


                        NOT EXERCISABLE AFTER 5:00 P.M.,
                    EASTERN STANDARD TIME, ON AUGUST 16, 1997



                        CAPSTONE PHARMACY SYSTEMS, INC.
                          SERIES B WARRANT CERTIFICATE

         THIS CERTIFIES that



or registered assigns thereof is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of common stock, par value $.01 per share (the "Common Stock"), of CAPSTONE PHARMACY SYSTEMS, INC., a Delaware corporation (the "Company"), at an exercise price of $10.00, at any time after the shares of Common Stock issuable upon exercise of the Warrants evidenced hereby have been registered under the Securities Act of 1933, as amended, or such other action as may be required by Federal or state law relating to the issuance or distribution of securities shall have been taken, but not after the Expiration Date hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, or a member of the National Association of Securities Dealers, Inc., at the office maintained for that purpose by First Union National Bank, or its successor as warrant agent, in Charlotte, North Carolina (any such warrant agent being herein
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called the "Warrant Agent"), and by paying in full the Exercise Price, plus transfer taxes, if any. Payment of the Exercise Price shall be made in United States currency by certified check or money order payable to the order of the Warrant Agent and upon compliance with and subject to the conditions set forth herein.


         The Warrants, or any portion thereof, are subject to redemption by the Company at a redemption price of $0.25 per Warrant (the "Redemption Price"), provided that the closing bid price per share of Common Stock (as determined pursuant to the Warrant Agreement) has been at least 150% of the then Exercise Price (the "Redemption Trigger Price") on all twenty of the trading days ending on the third day prior to the day on which notice of such redemption (the "Redemption Notice") is given by the Company to the Warrant Agent.
         No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the expiration date (the ''Expiration Date") which will be the earlier of August 16, 1997 or the redemption date specified in a Redemption Notice. All Warrants evidenced hereby shall thereafter become void.
         Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate in accordance with the terms of the Warrant Agreement, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose in Charlotte, North Carolina, with the form of assignment set forth hereon duly executed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, or a member of the National






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Association of Securities Dealers. Inc. Upon any such transfer, a new Warrant
Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.
         Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the Stock Transfer Department of the Warrant Agent in Charlotte, North Carolina.
         To prevent dilution of the rights granted under this Warrant, the initial Exercise Price shall be subject to adjustment from time to time as provided herein (such price or such price as last adjusted pursuant to the terms hereof, as the case maybe, is herein called the "Exercise Price"), and the number of shares obtainable upon Exercise of this warrant shall be subject to adjustment from time to time as provided herein. If the Company at any time after the date hereof shall, by stock dividend, subdivision, stock split or combination or other Reclassification of securities (any such action herein referred to as a "Reclassification"), change any of the securities to which purchase rights under this warrants exist into the same or a different number of securities of any class or series, this Warrant shall entitle the registered holder to acquire such number of securities as would have been issuable as a result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such Reclassification and the Exercise Price shall be appropriately adjusted. Following any adjustment as provided herein, the Company will give written notice of the new Exercise Price and the number of securities to





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the Registered Holder.
         No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.
         This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.
         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

                                           CAPSTONE PHARMACY SYSTEMS, INC.



                                           By:
                                              --------------------------------

                                           Title:
                                                 -----------------------------





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                                   [FORM OF]
                              ELECTION To PURCHASE

         The undersigned hereby irrevocably elects to exercise
______________________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         -------------------------------------------------------------------
                                    (NAME)



- ----------------------------------------------------------------------------
                        (ADDRESS, INCLUDING ZIP CODE)


- ----------------------------------------------------------------------------
                (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)


DELIVER TO:
           -----------------------------------------------------------------
                                    (NAME)

at
   -------------------------------------------------------------------------
                        (ADDRESS, INCLUDING ZIP CODE)





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         If the number of Warrants hereby exercised is less than all the
Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.
         In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_____________________ by certified check or money order payable in United States currency to the order of the Warrant Agent.

ISSUE TO:
         -------------------------------------------------------------------
                                    (NAME)


- ----------------------------------------------------------------------------
                        (ADDRESS, INCLUDING ZIP CODE)


- ----------------------------------------------------------------------------
                (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)


DELIVER TO:
           -----------------------------------------------------------------
                                    (NAME)

at
   -------------------------------------------------------------------------
                        (ADDRESS, INCLUDING ZIP CODE)


Dated:                    , 19.
       -------------------



                                                   -------------------------
                                                            Signature





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                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant Certificate.)

                                        Signature Guaranteed:

                                        PLEASE INSERT SOCIAL SECURITY OR TAX
                                        I.D. NO. OF STOCKHOLDER





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                              [FORM OF] ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee                  Address                    No. of Warrants
- ----------------                  -------                    ---------------

and does hereby irrevocably constitute and appoint __________________________. Attorney to make such transfer on the books of ________________________________ maintained for that purpose, with full power of substitution in the premises.

Dated:                    , 19
      --------------------    ----



                                    -------------------------------------------
                                    Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    Signature Guaranteed:





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